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                                                                    EXHIBIT 10.9

                 FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT

This FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT (the "AMENDMENT") dated December 20, 2002, by and among Halsey Drug Co., Inc. (the "COMPANY"), Galen Partners III, L.P. ("GALEN"), Care Capital Investments II, LP ("CARE"), Essex Woodlands Health Ventures V, L.P. ("ESSEX") and other signatories thereto (the "PURCHASE AGREEMENT") is made this 11th day of August, 2003. Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                                    RECITALS

A. On December 20, 2002, the Company issued approximately $26,400,000 in principal amount of 5% Convertible Senior Secured Debentures due March 31, 2006 (the "2002 DEBENTURES"), all in accordance with the Purchase Agreement;

B. Section 1.2(b) of the Purchase Agreements allows the Company to issue additional 2002 Debentures, provided, however, that (i) the aggregate principal amount of the 2002 Debentures does not exceed $35 million and
      (ii) no 2002 Debentures (other than debentures evidencing the payment of interest on the 2002 Debentures) are to be issued after August 30, 2003 (the "TERMINATION DATE")

C. On May 5, 2003, at the Company's request, the Company received a letter executed by each of Galen, Care and Essex (the "MAJORITY 2002 DEBENTUREHOLDERS") advising that the Majority 2002 Debentureholders would provide funding to meet the Company's 2003 capital requirements, up to an aggregate amount not to exceed $8.6 million (the "LETTER OF SUPPORT").

D. It is contemplated that the funding by the Majority 2002 Debentureholders under the Letter of Support will continue after the Termination Date

E. The parties desire to amend the Purchase Agreement to provide for a new Termination Date.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations set forth herein, the parties hereby agree as follows:

      1. The Purchase Agreement, including, without limitation, Section 1.2(b) and Article XX thereof, is hereby amended to change the definition of Termination Date to mean December 31, 2003.

      2. The parties hereto agree that, expect as expressly modified herein, all provisions of the Purchase Agreement shall remain in full force and effect.

      3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same Amendment.

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      IN WITNESS WHEREOF, the parties have cause this Amendment to be executed by their respective duly authorized officers a of the date first above written.

HALSEY DRUG CO., INC.

By: /s/ Peter A. Clemens
    ----------------------------------------
    Peter A. Clemens
    Acting Chief Executive Officer

GALEN PARTNERS III, L.P.
By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Fl.
New York, New York  10019

/s/ Srini Conjeevaram
----------------------------------------
By: Srini Conjeevaram
Its: General Partner

GALEN EMPLOYEE FUND III, L.P.
By: Wesson Enterprises, Inc.
610 Fifth Avenue, 5th Floor
New York, New York 10020

/s/ Bruce F. Wesson
----------------------------------------
By: Bruce F. Wesson
Its: General Partner

CARE CAPITAL INVESTMENTS II, LP
By: Care Capital II, LLC, General Partner
Princeton Overlook One
100 Overlook Center, Suite 102
Princeton, New Jersey 08540

/s/ David R. Ramsay
----------------------------------------
By: David R. Ramsay
Its: Authorized Signatory

GALEN PARTNERS INTERNATIONAL, III, L.P.
By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Floor
New York, New York  10020

/s/ Srini Conjeevaram
----------------------------------------
By: Srini Conjeevaram
Its: General Partner

ESSEX WOODLANDS HEALTH VENTURES V, L.P.
By: Essex Woodlands Health Ventures V, L.L.C.,
its General Partner
190 South LaSalle Street, Suite 2800
Chicago, IL 60603

/s/ Immanuel Thangaraj
----------------------------------------
By: Immanuel Thangaraj
Its: Managing Director

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